Exhibit 99

Cachet Financial Solutions Reports Record Third Quarter 2015 Results

MINNEAPOLIS, Minn.  ̶  November 5, 2015  ̶  Cachet Financial Solutions, Inc. (OTCQB: CAFN), a leading financial technology provider of cloud-based mobile money management solutions to banks, credit unions and other financial services organizations, reported results for the third quarter ended September 30, 2015.

Management Commentary

“We experienced another record quarter in Q3,” said Cachet’s CEO Jeffrey Mack. “In fact, we set all-time highs in several metrics, including revenue and recurring revenue, transactions and billings.

“These achievements demonstrate our ongoing success in upselling and cross-selling to our customer base of more than 500 banks and credit unions. In fact, of the 49 new products we sold in Q3, 20 were to 14 existing customers; with the remainder sold to 29 new customers, like SOLE Financial and 1st Century Bank. This activity resulted in a 53% year-over-year increase in products sold and 30% increase in cumulative contract value.

“We remain focused on executing on our plan to capitalize on the fast growing, multi-billion dollar mobile banking and payment markets. Our success will be measured by the number of sign new customers signed, as well as our ability to upsell and cross-sell existing customers. Our success operationally will influence our financial goals, which include expanding recurring revenue to more than 80% of total revenue and achieving cash flow profitability during the fourth quarter. Longer term, our goal is for recurring revenue to cover our corporate operating costs.

“Looking ahead, we expect 2015 to be another growth year with improved profitability. Our operational progress this year, coupled with our expanding product portfolio and sales pipeline, have set the stage for an even stronger financial position in 2016.”

Q3 2015 Operational Highlights

●	Partnered with Advanced Fraud Solutions, a leader in fraud prevention and risk management software, to provide financial institutions the ability to check deposited items against all RDC channels in real-time.

●	Deployed Select Mobile™ Money platform for SOLE Financial’s Visa Paycard.

●	Partnered with Access Development to deliver the nation’s largest private collection of mobile coupons to Cachet’s network of financial institutions.

●	Integrated Select Business™ Merchant Capture platform for 1st Century Bank, a full-service business bank.

●	Selected by Denarii Systems, a global payment solutions provider, to integrate Select Mobile Money into Denarii’s prepaid debit card programs.

●	Launched an express version of Select Mobile™ Deposit, providing smaller banks and credit unions with an affordable, market-ready mobile deposit solution to offer to their customers and members.

●	Selected by CU Mobile Apps as its preferred mobile deposit provider.

Q3 2015 Performance Indicators

RDC Solutions	Q3 2015	vs. Q2 2015	Change	vs. Q3 2014	Change
Total Transactions	1,619,713	1,513,472	7%	1,193,326	36%
Products Sold (through the end of each period)	486	437	11%	318	53%
Live Product Implementations (through the end of each period)	353	312	13%	208	70%

Mobile Money Solutions	9/30/15	vs. 8/30/15	Change	vs. 7/31/15	Change
Monthly Active Users	31,788	31,468	1%	30,453	4%

Q3 2015 Financial Results

Revenue in the third quarter of 2015 increased 20% to a record $1.0 million from $855,600 in the same year-ago quarter. The increase was driven by growing adoption of the company’s Select Mobile and Select Business RDC solutions.

Recurring revenue from the company’s RDC products increased 55% to a record $752,000 (73% of revenue) in the third quarter of 2015 from $486,000 (57% of total revenue) in the same year-ago period.

At the end of the third quarter of 2015, the company’s total cumulative contract value increased 30% to a record $66.4 million from $50.9 million in the same year-ago period, with nearly the entire amount representing recurring revenue versus one-time setup or hosting fees. The company defines cumulative contract value as the estimated aggregate 36-month revenue potential of product and service contracts that the company signed with bank and credit union customers over the trailing 24-month period.

Billings, defined as the dollar amount of invoices sent to customers, totaled a record $1.4 million, an increase of 12% from $1.2 million in the prior quarter and increased 33% from $1.0 million in Q3 2014.

Cost of revenues in the third quarter of 2015 totaled $944,600 (92% of revenue), compared to $830,000 (97% of revenue) in the same year-ago period. Gross profit in the third quarter of 2015 improved to $85,300 from a gross profit of $25,800 in the same year-ago period.

Total operating expenses for the third quarter of 2015 decreased 4% to $2.3 million from $2.4 million in Q3 2014.

Net loss attributable to common stockholders in the third quarter of 2015 totaled $7.1 million, or $(0.29) per basic and diluted share, compared to a net loss of $5.2 million, or $(0.33) per basic and diluted share, in the third quarter of 2014.

Adjusted EBITDA loss (a non-GAAP term defined as net loss before interest, taxes, depreciation, amortization, stock-based compensation, and non-recurring items) for the third quarter of 2015 totaled $1.6 million compared to an adjusted EBITDA loss of $2.5 million in the same year-ago period (see further discussion about the use of adjusted EBITDA, below).

Non-GAAP loss for the third quarter of 2015 totaled $2.1 million, or $(0.09) per basic and diluted share, an improvement from a non-GAAP loss of $2.3 million, or $(0.15) per basic and diluted share, in the same year-ago period.

Conference Call

Cachet Financial Solutions will hold a conference call today (November 5, 2015) at 4:30 p.m. Eastern time (3:30 p.m. Central time) to discuss these results. Cachet’s president and CEO, Jeffrey Mack, and EVP and CFO, Darin McAreavey, will host the presentation, followed by a question and answer period.

Date: Thursday, November 5, 2015

Time: 4:30 p.m. Eastern time (3:30 p.m. Central time)

U.S. dial-in: 877-705-6003

International dial-in: 201-493-6725

The conference call will be broadcast simultaneously and available for replay via the investor section of the company’s website. During the conference call, Cachet management will refer to a supplementary slide presentation, which is also available for download in the investor section of the company’s website.

Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 949-574-3860.

A replay of the call will be available after 7:30 p.m. Eastern time on the same day through December 5, 2015.

U.S. replay dial-in: 877-870-5176

International replay dial-in: 858-384-5517

Replay ID: 13623071

About Cachet Financial Solutions, Inc.

Cachet Financial Solutions is a leading cloud-based, SaaS technology provider serving the financial services industry with mobile money and remote deposit capture solutions for PC, Mac and mobile. Founded in early 2010, Cachet has quickly grown into a technology leader and trusted partner of some of the world’s largest and most respected financial organizations. With remarkable growth, an impressive client base and award-winning technologies, Cachet continues to drive innovation and deliver world-class solutions to financial institutions of all sizes.

The company’s industry-leading solutions help clients to increase customer engagement, grow revenues and gain competitive advantage. Cachet’s cloud-based technology platform simplifies development, deployment and servicing of consumer and commercial solutions—minimizing cost and accelerating speed-to-market and ROI. Enabled by Cachet’s complete suite of business and consumer solutions, financial institutions can better serve the needs of all their customers. For more information, visit www.cachetfinancial.com.

Use of Non-GAAP Information

In evaluating the Company’s financial performance and operating trends, management considers information concerning the Company’s net sales, adjusted gross margins, adjusted operating expenses, and adjusted EBITDA, among other items, which are not calculated in accordance with generally accepted accounting principles (“GAAP”) in the United States of America. The Company’s management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods and for the evaluation of financial results. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method the Company uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release and can also be found on the Company’s website at www.cachetfinancial.com.

Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net loss, as reported	$(6,963,421)	$(5,157,549)	$(19,015,214)	$(12,276,234)

Interest expense and non-cash financing charges	4,791,719	2,500,678	7,861,495	4,997,379
Share price conversion adjustment	-	-	3,704,683	-
Inducement of convert debt and warrants	-	370,308	-	378,214
Depreciation and Amortization	243,262	202,530	669,797	500,818
Share-based compensation	147,994	68,131	302,302	151,574
Warrants issued for professional services	160,000	18,845	178,612	20,611

Adjusted EBITDA	$(1,620,446)	$(1,997,057)	$(6,298,325)	$(6,227,638)

Forward-Looking Statements

This press release contains certain statements that would be deemed “forward-looking statements” under Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1933 and includes, among other things, discussions of our business strategies, future operations and capital resources. Words such as “may,” “likely,” “anticipate,” “expect”, “plan” and “believes” indicate forward-looking statements.

These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Forward-looking statements include statements about the anticipated closing of our initial public offering and the number of shares to be sold in the offering.

Forward-looking statements reflect our current views with respect to future events, are based on assumptions and are subject to risks and uncertainties. We discuss many of these risks in greater detail in our Current Report on Form 10K filed with the Securities and Exchange Commission on April 14, 2015 under the heading “Risk Factors” and in the other reports we file with the Commission. Given these uncertainties, you should not attribute undue certainty to these forward-looking statements. Also, forward-looking statements represent our estimates and assumptions only as of the date of this press release. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Contact Information:

Darin McAreavey

EVP & CFO

Cachet Financial Solutions

952-698-5214

dmcareavey@cachetfinancial.com

Investor Relations:

Matt Glover or Najim Mostamand

Liolios Group, Inc.

949-574-3860

CAFN@liolios.com

CACHET FINANCIAL SOLUTIONS, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
REVENUE	$1,029,958	$855,631	$3,036,648	$1,941,030

COST OF REVENUE	944,632	829,878	2,812,825	2,165,172

GROSS PROFIT (LOSS)	85,326	25,753	223,823	(224,142)

OPERATING EXPENSES
Sales and Marketing	734,070	777,564	2,489,869	1,969,712
Research and Development	487,613	731,433	2,133,842	1,742,239
General and Administrative	1,035,345	843,319	3,034,773	2,999,547

TOTAL OPERATING EXPENSES	2,257,028	2,352,316	7,658,484	6,711,498

OPERATING LOSS	(2,171,702)	(2,326,563)	(7,434,661)	(6,935,640)

INTEREST EXPENSE AND NON-CASH FINANCING CHARGES	4,791,719	2,500,678	7,861,495	4,997,379

SHARE PRICE CONVERSION ADJUSTMENT	-	-	3,704,683	-

INDUCEMENT TO CONVERT DEBT AND WARRANTS	-	370,308	-	378,214

OTHER (INCOME) EXPENSE	-	(40,000)	14,375	(34,999)

NET LOSS	(6,963,421)	(5,157,549)	(19,015,214)	(12,276,234)

LESS: CUMULATIVE UNPAID PREFERRED DIVIDENDS	(109,773)	(1,203)	(143,551)	(1,203)

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(7,073,194)	$(5,158,752)	$(19,158,765)	$(12,277,437)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and fully diluted	24,649,163	15,545,567	30,563,917	9,413,335

Net loss per common share - basic and fully diluted	$(0.29)	$(0.33)	$(0.63)	$(1.30)

CACHET FINANCIAL SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	As of
	September 30, 2015	December 31, 2014
	(unaudited)	(audited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$123,197	$112,221
Accounts receivable, net	563,377	314,743
Deferred commissions	71,518	80,348
Prepaid expenses	452,895	402,040
TOTAL CURRENT ASSETS	1,210,987	909,352

PROPERTY AND EQUIPMENT, net	649,807	295,925
GOODWILL	204,000	204,000
INTANGIBLE ASSETS, NET	995,254	1,437,001
DEFERRED COMMISSIONS	41,906	103,312
DEFERRED FINANCING COSTS	143,262	61,153
TOTAL ASSETS	$3,245,216	$3,010,743

LIABILITIES AND SHAREHOLDERS’ DEFICIT
CURRENT LIABILITIES
Accounts payable	$1,160,055	$746,554
Accrued expenses	170,641	201,768
Accrued interest	225,816	182,184
Deferred revenue	980,277	747,113
Warrant liability	-	163,570
Current maturities of capital lease obligations	335,556	-
Current portion of long-term debt	2,165,935	2,070,217
TOTAL CURRENT LIABILITIES	5,038,280	4,111,406

CAPITAL LEASE OBLIGATIONS, net of current maturities	386,048	-
LONG TERM DEBT, net of current portion	2,492,000	2,566,486
WARRANT LIABILITY	7,159,193	146,000
DEFERRED REVENUE	470,482	412,219
ACCRUED INTEREST	312,301	160,593
ACCRUED RENT	66,658	25,333
TOTAL LIABILITIES	15,924,962	7,422,037

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ DEFICIT
Convertible preferred stock, $.0001 Par Value, 20,000,000 shares authorized, 44,030 and 2,229,702 issued and outstanding	4	223
Common shares, $.0001 Par Value, 500,000,000 shares authorized, 30,802,179 and 16,934,497 issued and outstanding	3,080	1,694
ADDITIONAL PAID-IN-CAPITAL	58,138,889	47,307,314
ACCUMULATED DEFICIT	(70,821,719)	(51,720,525)
TOTAL SHAREHOLDERS’ DEFICIT	(12,679,746)	(4,411,294)
TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$3,245,216	$3,010,743

CACHET FINANCIAL SOLUTIONS, INC.

GAAP TO NON-GAAP RECONCILIATION CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended				Nine Months Ended
	GAAP			Non-GAAP	GAAP			Non-GAAP
	September 30, 2015		Adjustments	September 30, 2015	September 30, 2015		Adjustments	September 30, 2015
REVENUE	$1,029,958		$-	$1,029,958	$3,036,648		$-	$3,036,648

COST OF REVENUE	944,632	(1)	(147,249)	780,322	2,812,825	(1)	(441,747)	2,337,579
		(2)	(17,061)			(2)	(33,499)

GROSS PROFIT (LOSS)	85,326		164,310	249,636	223,823		475,246	699,069

OPERATING EXPENSES
Sales and Marketing	734,070	(2)	(26,951)	707,119	2,489,869	(2)	(58,012)	2,431,857
Research and Development	487,613	(2)	(23,822)	463,791	2,133,842	(2)	(62,963)	2,070,879
General and Administrative	1,035,345	(2)	(80,160)	955,185	3,034,773	(2)	(147,828)	2,886,945

TOTAL OPERATING EXPENSES	2,257,028		(130,933)	2,126,095	7,658,484		(268,803)	7,389,681

OPERATING LOSS	(2,171,702)		295,243	(1,876,459)	(7,434,661)		744,049	(6,690,612)

INTEREST EXPENSE and non-cash Financing Charges	4,791,719	(3)	(4,663,589)	128,130	7,861,495	(3)	(7,467,954)	393,541

SHARE PRICE CONVERSION ADJUSTMENT	-		-	-	3,704,683	(3)	(3,704,683)	-

OTHER (INCOME) EXPENSE	-		-	-	14,375		-	14,375

NET LOSS	(6,963,421)		4,958,832	(2,004,589)	(19,015,214)		11,916,686	(7,098,528)

LESS: CUMULATIVE UNPAID PREFERRED DIVIDENDS	(109,773)		-	(109,773)	(143,551)		-	(143,551)

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(7,073,194)		$4,958,832	$(2,114,362)	$(19,158,765)		$11,916,686	$(7,242,079)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and fully diluted	24,649,163		24,649,163	24,649,163	30,563,917		30,563,917	30,563,917

Net loss per common share - basic and fully diluted	$(0.29)		$0.20	$(0.09)	$(0.63)		$0.39	$(0.24)

(1) - Non-cash amortization expense related to identified intangible assets

(2) - Non-cash stock based compensation expense

(3) - Non-cash interest expense and other non-cash one-time charges

CACHET FINANCIAL SOLUTIONS, INC.

GAAP TO NON-GAAP RECONCILIATION CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended				Nine Months Ended
	GAAP			Non-GAAP	GAAP			Non-GAAP
	September 30, 2014		Adjustments	September 30, 2014	September 30, 2014		Adjustments	September 30, 2014
REVENUE	$855,631		$-	$855,631	$1,941,030		$-	$1,941,030

COST OF REVENUE	829,878	(1)	(159,501)	664,867	2,165,172	(1)	(332,750)	1,823,166
		(2)	(5,510)			(2)	(9,256)

GROSS PROFIT (LOSS)	25,753		165,011	190,764	(224,142)		342,006	117,864

OPERATING EXPENSES
Sales and Marketing	777,564	(2)	(17,944)	759,620	1,969,712	(2)	(21,961)	1,947,751
Research and Development	731,433	(2)	(9,628)	721,805	1,742,239	(2)	(13,007)	1,729,232
General and Administrative	843,319	(2)	(35,049)	808,270	2,999,547	(2)	(107,350)	2,892,197

TOTAL OPERATING EXPENSES	2,352,316		(62,621)	2,289,695	6,711,498		(142,318)	6,569,180

OPERATING LOSS	(2,326,563)		227,632	(2,098,931)	(6,935,640)		484,324	(6,451,316)

INTEREST EXPENSE AND NON-CASH FINANCING CHARGES	2,500,678	(3)	(2,263,436)	237,242	4,997,379	(3)	(3,425,526)	1,571,853

INDUCEMENT TO CONVERT DEBT AND WARRANTS	370,308	(3)	(370,308)	-	378,214	(3)	(378,214)	-

OTHER (INCOME) EXPENSE	(40,000)		-	(40,000)	(34,999)		-	(34,999)

NET LOSS	(5,157,549)		2,861,376	(2,296,173)	(12,276,234)		4,288,064	(7,988,170)

LESS: CUMULATIVE UNPAID PREFERRED DIVIDENDS	(1,203)		-	(1,203)	(1,203)		-	(1,203)

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(5,158,752)		$2,861,376	$(2,297,376)	$(12,277,437)		$4,288,064	$(7,989,373)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and fully diluted	15,545,567		15,545,567	15,545,567	9,413,335		9,413,335	9,413,335

Net loss per common share - basic and fully diluted	$(0.33)		$0.18	$(0.15)	$(1.30)		$0.46	$(0.85)

(1) - Non-cash amortization expense related to identified intangible assets

(2) - Non-cash stock based compensation expense

(3) - Non-cash interest expense and other non-cash one-time charges